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                             Penn Series Funds, Inc.
                         Supplement dated March 8, 2002
                       to the prospectus dated May 1, 2001


Under the caption "Putnam Investment Management, LLC" on page 33 of the prospectus the following should replace the second paragraph:

         The Putnam Large Cap Value Team has joint and primary responsibility for the day-to-day management of the Large Cap Value Fund.


Under the caption "Vontobel USA Inc." on page 35 of the prospectus, the following should replace the second paragraph:

         Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel's global equity portfolios. Prior thereto, he served as an analyst with Swiss Bank Corporation, New York.


               Please retain this supplement for future reference.